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                                                       Index Appears at Page 5.



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) March 15, 1999
                                                        --------------

                              UNITRODE CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



                Maryland                                 1-5609
          -----------------------------------------------------------
          (State or Other Jurisdiction of             (Commission
          Incorporation or Organization)              File Number)



                                   04-2271186
          -----------------------------------------------------------
                      (I.R.S. Employer Identification No.)



              7 Continental Boulevard, Merrimack, New Hampshire 03054
          -----------------------------------------------------------
          (Address of Principal Executive Offices)         (Zip Code)




       Registrant's telephone number, including area code (603) 424-2410


        -----------------------------------------------------------------
         (Former name or former address, if changed since last report)





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Item 5.  Other Materially Important Events.
         ----------------------------------

         On March 16, 1999, the registrant announced that, effective March 15, 1999, its Board of Directors authorized the repurchase of up to one million shares of the registrants's common stock from time to time in the open market. A copy of the press release issued in connection with such announcement is attached hereto as Exhibit 99 and is hereby incorporated by reference.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

Exhibit 99. Form of press release dated March 16, 1999.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Unitrode Corporation
                                   --------------------
                                     (Registrant)


Date:  March 15, 1999          By  /s/ Allan R. Campbell
                                   ---------------------
                                   Senior Vice President






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                                  Exhibit Index


       Exhibit No.              Description                         Page
       -----------              -----------                         ----

       99                       Form of press release                  6
                                dated March 16, 1999





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